                                                                  Exhibit 25(a)


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   ---------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ---------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                                   ---------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                     95-4655078
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

101 CALIFORNIA STREET, FLOOR 38
SAN FRANCISCO, CALIFORNIA                                                 94111
(Address of principal executive offices)                             (Zip Code)

                             F. Henry Kleschen III
                           Assistant General Counsel
                       227 West Monroe Street, Suite 2600
                               Chicago, IL 60606
                              Tel: (312) 267-5064
           (Name, address and telephone number of agent for service)

                                   ---------

                          POPULAR NORTH AMERICA, INC.
              (Exact name of obligor as specified in its charter)

DELAWARE                                                             66-0476353
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                              identification No.)

209 MUNOZ RIVERA AVENUE
SAN JUAN, PUERTO RICO                                                     00918
(Address of principal executive offices)                             (Zip Code)

                         JUNIOR SUBORDINATED DEBENTURES
                      (Title of the indenture securities)

                                   ---------

ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C.
                  Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.           AFFILIATIONS WITH OBLIGOR.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

         None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.          LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

         Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 5.        Not Applicable

         Exhibit 6.        The consent of the Trustee required by Section 321
                           (b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not Applicable

         Exhibit 9.        Not Applicable

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 10th day of August, 2004.


                                    J. P. Morgan Trust Company, National
                                    Association

                                    By /s/ L. Gnat
                                       ----------------------------------------
                                       L. Gnat
                                       Authorized Officer

                                   EXHIBIT 6

                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                August 10, 2004


Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen:

In connection with the qualification of an indenture between SunTrust Banks, Inc. and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                    Very truly yours,

                                    J.P. MORGAN TRUST COMPANY, NATIONAL
                                    ASSOCIATION


                                    By /s/ L. Gnat
                                       ----------------------------------------
                                       L. Gnat
                                       Authorized Officer

EXHIBIT 7.      Report of Condition of the Trustee.

CONSOLIDATED REPORT OF CONDITION OF           J.P. Morgan Trust Company,
                                              National Association
                                       ----------------------------------------
                                                     (Legal Title)


AS OF CLOSE OF BUSINESS ON       December 31, 2003
                            -----------------------------


                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                               DECEMBER 31, 2003


                                                        ($000)
                                                        --------

ASSETS
     Cash and Due From Banks                            $ 22,115
     Securities                                          141,598
     Loans and Leases                                    106,261
     Premises and Fixed Assets                            13,111
     Intangible Assets                                   403,878
     Goodwill                                            250,539
     Other Assets                                         50,801
                                                        --------
        Total Assets                                    $988,303
                                                        ========


LIABILITIES
     Deposits                                           $119,625
     Other Liabilities                                   112,490
                                                        --------
        Total Liabilities                                232,115

EQUITY CAPITAL

     Common Stock                                            600
     Surplus                                             701,587
     Retained Earnings                                    54,001
                                                        --------
        Total Equity Capital                             756,188
                                                        --------

        Total Liabilities and Equity Capital            $988,303
                                                        ========


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